Exhibit 10(kkkk)

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                      [Letterhead of URT Industries, Inc.]

                                 January 1, 1996


Peaches Entertainment Corporation
3451 Executive Way
Miramar, FL 33025

Gentlemen:

     It is the purpose of this letter agreement to confirm that for the period from January 1, 1995 through March 31, 2000, URT Industries, Inc. ("URT") will provide to Peaches Entertainment Corporation ("PEC") the services of Allan Wolk ("Wolk"), as PEC's Chairman, President and Chief Executive Officer and that, in consideration thereof, PEC agrees to:

     (a) pay to Wolk during such period, so long as he continues to provide such services, a salary at the rate of Five Hundred Thousand Dollars ($500,000) per annum, payable monthly, on the first day of each month;

     (b) issue to Wolk annually a form W-2 with respect thereto; and

     (c) make all other required filings with all governmental authorities which relate thereto.

     Please sign below to evidence our agreement.

                                            Very truly yours,

                                            URT INDUSTRIES, INC.


                                            By:/s/Brian Wolk
                                               -----------------------------

AGREED AND APPROVED:

PEACHES ENTERTAINMENT CORPORATION

By:/s/Jason Wolk
   ----------------------------------
   Vice-President